SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2008

                       MERIDIAN INTERSTATE BANCORP, INC.
                       ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Massachusetts               001-33898                    20-4652200
  --------------------------     ------------------            ---------------
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


10 Meridian Street, East Boston, Massachusetts                      02128
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.        Amendments to Articles of Incorporation or Bylaws.

         On June 20, 2008, Meridian Interstate Bancorp, Inc. (the "Registrant"), the holding company of East Boston Savings Bank, filed with the Secretary of State of Massachusetts an Articles of Correction, correcting the first sentence of Article 6.1.4(h) of the Registrant's Restated and Amended Articles of Incorporation (the "Articles of Incorporation") filed with the State of Massachusetts on September 12, 2007. The first sentence of Article 6.1.4(h) incorrectly omitted the words "mutual holding company of" after the words "other than the" and before the word "Corporation." This incorrect statement was an unintentional omission by the drafter of the Articles of Incorporation. The corrected text of Article 6.1.4(h) of the Articles of Incorporation is included as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.        Other Events

         The 2008 annual meeting of stockholders of Meridian Interstate Bancorp, Inc. (the "Registrant") will be held on August 19, 2008, at the branch office of East Boston Savings Bank located at 67 Prospect Street, Peabody, Massachusetts at 11:00 a.m. The record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting is June 30, 2008. At the annual meeting, stockholders will consider the election of directors, the ratification of the appointment of the independent registered public accounting firm and, as disclosed in the Registrant's Prospectus relating to its stock offering that was completed in January 2008, the adoption of an equity-based incentive plan.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.

                  Exhibit No.          Description
                  -----------          -----------

                    3.1 Corrected text of Amended and Restated Articles of Incorporation as filed with the Secretary of State of Massachusetts





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               MERIDIAN INTERSTATE BANCORP, INC.



DATE: June 27, 2008                         By:/s/ Leonard V. Siuda
                                               ---------------------------------
                                               Leonard V. Siuda
                                               Treasurer and
                                                Chief Financial Officer